June 3, 2002

                           THE DREYFUS/LAUREL TAX-FREE
                                MUNICIPAL FUNDS
                          DREYFUS PREMIER LIMITED TERM
                          MASSACHUSETTS MUNICIPAL FUND

                           SUPPLEMENT TO PROSPECTUS
                            DATED NOVEMBER 1, 2001

     The following information supersedes and replaces the information in the third paragraph contained in the section in the Fund's Prospectus entitled "Management."

     John Flahive has been the primary portfolio manager of the Fund since June 2002. Mr. Flahive has been employed by Dreyfus as a portfolio manager, since November 1994. Mr. Flahive is also first vice president of Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, which he joined in October 1994.


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